THE VANTAGEPOINT FUNDS

Vantagepoint Broad Market Index Fund

Vantagepoint Mid/Small Company Index Fund

Supplement dated March 1, 2013 to the Prospectus dated January 22, 2013, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This supplement changes the disclosure in the prospectus and provides new information that should be read together with the prospectus and any other supplements thereto.

At the December 4, 2012 meeting of the Board of Directors (the “Board”) of The Vantagepoint Funds, Vantagepoint Investment Advisers, LLC, the investment adviser to The Vantagepoint Funds, recommended and the Board approved amendments to the investment objective and principal investment strategies of the Vantagepoint Broad Market Index Fund (the “Broad Market Index Fund”) and the Vantagepoint Mid/Small Company Index Fund (the “Mid/Small Company Index Fund”). These amendments, effective May 1, 2013, are to reflect changes to the benchmark indexes of both of these funds.

Beginning May 1, 2013, the investment objective for the Broad Market Index Fund will be to offer long-term capital growth by approximating the performance of the Russell 3000® Index, and the investment objective for the Mid/Small Company Index Fund will be to offer long-term capital growth by approximating the performance of the Russell 2500TM Index. Prior to that date, the Broad Market Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the Wilshire 5000 Total Market Index, and the Mid/Small Company Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the Wilshire 4500 Completion Index.

These changes will be reflected in an amendment to The Vantagepoint Funds’ registration statement to be filed on or about March 1, 2013. The principal investment risks of the Broad Market Index Fund and the Mid/Small Company Index Fund, as disclosed in the prospectus, are not expected to change as a result of these benchmark index changes.

The following represents a description of the principal investment strategies of the Broad Market Index Fund that will be implemented as of May 1, 2013.

The Broad Market Index Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 3000 Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.

The Broad Market Index Fund follows an indexed or “passively managed” approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Russell 3000 Index is an unmanaged index that includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies, based on market capitalization, representing a substantial portion of the investable U.S. equity market.

While there is no guarantee, the investment adviser expects the correlation between the Broad Market Index Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Broad Market Index Fund are unrelated to movements in the index.

The following represents a description of the principal investment strategies of the Mid/Small Company Index Fund that will be implemented as of May 1, 2013:

The Mid/Small Company Index Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 2500 Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.

The Mid/Small Company Index Fund follows an indexed or “passively managed” approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap, and is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index, based on a combination of their market capitalization and current index membership.

While there is no guarantee, the investment adviser expects the correlation between the Mid/Small Company Index Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Mid/Small Company Index Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.

Please refer to The Vantagepoint Funds’ prospectus for a more detailed description of the risks involved before investing.

Please retain this supplement for future reference.

SUPP-023-201303-1164

2